UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2003

Commission File Number 1-31300

EXPRESSJET HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	76-0517977 (I.R.S. Employer Identification No.)

1600 Smith Street, Dept. HQSCE Houston, Texas (Address of principal executive offices)	77002 (Zip Code)

713-324-2639
(Registrant's telephone number, including area code)

Item	5.	Other Events

On June 2, 2003, ExpressJet Holdings, Inc. issued a press release announcing its May and year-to-date capacity and traffic performance.  The press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item	7.	Financial Statements and Exhibits
		(c) Exhibits
		99.1 Press Release

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, ExpressJet Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESSJET HOLDINGS, INC. (Registrant)
Date: June 2, 2003	/s/ John F. Wombwell
John F. Wombwell Vice President and General Counsel

EXHIBIT INDEX

99.1	Press Release